Exhibit 99.1

INNKEEPERS USA TRUST

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND 2002

(Unaudited)

The following unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2003 and 2002 is based in part on the historical Consolidated Statements of Operations of Innkeepers USA Trust (the “Company” or “we”) and Innkeepers Hospitality for the six months ended June 30, 2003 and 2002.

Under the REIT Modernization Act (the “Act”) we are permitted to lease our hotels to wholly-owned taxable REIT subsidiaries (“TRS”). The TRS are required to engage an eligible independent contractor to manage the hotels. On August 8, 2003, we entered into an agreement with Innkeepers Hospitality, Inc. and certain related entities (collectively, “Innkeepers Hospitality”) to acquire the 61 hotel leases held by them. In consideration for acquiring these leasehold interests, the TRS will pay Innkeepers Hospitality $5.25 million in cash and engage Innkeepers Hospitality Management, Inc. (the “IH Manager”), a corporation under common control with Innkeepers Hospitality, to manage the 61 hotels under long-term management agreements (these transactions are referred to as the “TRS Transaction”). We will capitalize the $5.25 million cash payment, which is reflected in the accompanying pro forma balance sheet as “deferred lease acquisition cost,” and amortize it on a straight-line basis over the initial term of the management agreements (i.e., 10 years). This amortization is included in the line item “amortization of deferred lease acquisition cost” in the accompanying pro forma statements of operations. We have expensed all other costs related to the TRS Transaction (i.e., legal, financial advisory, etc.) as incurred.

In March 2003, the Company, Innkeepers Hospitality, Marriott International, Inc. (collectively with its affiliates, “Marriott”) and various affiliates thereof entered into an agreement for a transaction under which Innkeepers Hospitality would (1) convert the agreements under which 17 of our hotels were franchised and managed by Marriott into long-term franchise agreements with Marriott and (2) become the manager of the hotels. Under the terms of the converted agreements, Innkeepers Hospitality (and the TRS after the TRS Transaction) will (1) pay a franchise fee of 6 1/2% of room revenues to Marriott for the first ten years of each franchise agreement and a 5% franchise fee thereafter (as compared to 5% of gross revenues under the previous agreements with Marriott) and (2) pay Marriott $850,000 plus 50% of aggregate available cash flow (as defined in the agreement with Marriott) in excess of a specified threshold each year for 10 years, beginning in 2004 (the “Conversion Fee”). The Conversion Fee is subject to an aggregate credit of $750,000 from Marriott to be applied against the 2004 and 2005 Conversion Fee otherwise payable for those years. In addition, a portion of the Conversion Fee will be waived for a year if the converted hotels’ room revenues decline below certain levels and certain other conditions are met. The other fees required under the franchise agreements are generally similar to the fees (other than management fees) that were required by the previous Marriott management agreements. In connection with the TRS Transaction, the TRS will assume the obligations to Marriott under the new franchise agreements, including payment of the Conversion Fee. This transaction is referred to as the “Marriott Takeback Transaction.”

In connection with the TRS Transaction, we will not acquire any of the working capital of the hotels, but we will assume the franchise conversion fee obligations under the Marriott Takeback Transactions, as described above. These franchise conversion fee obligations are reflected in the accompanying pro forma balance sheet as a liability (“franchise conversion fee obligations”) at their estimated fair value on the date of acquisition. The estimated fair value of the franchise conversion fee obligations was calculated as the present value of (1) the additional 1 1/2% franchise fee payable to Marriott for the first ten years of the new franchise agreements for the 17 affected hotels and (2) the annual $850,000 Conversion Fee payable to Marriott for the first ten years of the new franchise agreements for the 17 affected hotels. The franchise conversion fee obligations liability ($10.73 million) will be reduced using the effective interest method as payments are made to Marriott (see Note m to the pro forma statements of operations). In the accompanying pro forma balance sheet, we have also recognized a “deferred franchise conversion fees” asset in the same amount as the liability described above, which will be amortized over the initial term of the management agreements with the IH Manager (i.e., 10 years) using the straight-line method. This amortization is included in the line item “amortization of deferred franchise conversion fees” in the accompanying pro forma statements of operations.

The unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2003 and 2002 assumes that the TRS Transaction and the Marriott Takeback Transaction occurred on January 1, 2002 (January 1, 2003 for the six months ended June 30, 2003).

We sold our Summerfield Suites by Wyndham hotel located in West Hollywood, CA in July 2002 and have contracted to sell our Residence Inn by Marriott hotel located in Winston Salem, NC. The results of operations for the Winston Salem, NC hotel were presented as discontinued operations in our historical financial statements and have not been presented in the accompanying pro forma statements of operations. The results of operations for the West Hollywood, CA hotel were included in our and Innkeepers Hospitality’s historical financial statements until its sale in July 2002. The results of operations related to these two hotels that were included in our and Innkeepers Hospitality’s historical financial statements have been eliminated from the pro forma statements of operations in the column entitled “discontinued operations.”

These unaudited Pro Forma Consolidated Statements of Operations should be read in conjunction with the unaudited Pro Forma Consolidated Balance Sheet at June 30, 2003 included elsewhere in this Form 8-K, and the historical financial statements of Innkeepers USA Trust and the historical financial statements of Innkeepers Hospitality.

In management’s opinion, all material adjustments necessary to reflect the effects of the TRS Transaction, the Marriott Takeback Transaction and the discontinued operations have been made. The following unaudited Pro Forma Consolidated Statements of Operations are not necessarily indicative of what our actual results of operations would have been assuming the TRS Transaction, the Marriott Takeback Transaction and the sale of the Summerfield Suites by Wyndham hotel located in West Hollywood, CA and the Residence Inn by Marriott hotel located in Winston Salem, NC had been completed as of January 1, 2002 (or January 1, 2003, as applicable), nor does it purport to represent the results of operations for future periods.

INNKEEPERS USA TRUST

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2003

(in thousands, except share and per share data)

	Historical		Pro Forma Adjustments						Pro Forma Innkeepers USA
	Innkeepers USA	Innkeepers Hospitality	TRS Transaction		Marriott Takeback		Discontinued Operations
	a	b					n
Revenue:
Hotel operating revenues:
Rooms	$335	$83,257					$(825)		$82,767
Food and beverage		144							144
Telephone	1	1,225					(15)		1,211
Other	22	1,325					(18)		1,329
Percentage Lease revenue	33,573		$(29,598)	c				o	3,975
Other	238		145	d					383

Total revenue	34,169	85,951	(29,453)				(858)		89,809

Expenses:
Hotel operating expenses:
Rooms	86	18,249					(192)		18,143
Food and beverage		154							154
Telephone	2	759					(14)		747
Other departmental	3	586					(12)		577
General and adminstrative	37	7,554					(87)		7,504
Franchise and marketing fees	20	5,832			$55	i	(62)		5,845
Amortization of deferred franchise conversion fees					537	j			537
Advertising and promotions	18	4,442					(16)		4,444
Utilities	17	4,259					(49)		4,227
Repairs and maintenance	18	4,735					(69)		4,684
Management fees	33	537	2,834	e	(449)	k			2,955
Amortization of deferred lease acquisition cost					263	l			263
Insurance	2	859					(7)		854
Corporate expenses:
Depreciation	16,969								16,969
Amortization of franchise costs	31								31
Ground rent	250								250
Interest expense	8,715				368	m			9,083
Amortization of loan origination fees	537								537
Property taxes and insurance	6,207								6,207
General and adminstrative (excluding amortization of unearned compensation)	2,618								2,618
Amortization of unearned compensation	714								714
Other charges	999								999
Lessee overhead		2,035	145	d
			58	f
			126	q
			(2,364)	g					0
Percentage Lease		37,472	(29,598)	c
			(7,547)	h			(327)	o	0

Total expenses	37,276	87,473	(36,346)		774		(835)		88,342

Income (loss) before minority interest and income taxes	(3,107)	(1,522)	6,893		(774)		(23)		1,467
Minority interest, common	301								301
Minority interest, preferred	(2,136)								(2,136)
Income taxes				p					0

Income (loss) from continuing operations	$(4,942)	$(1,522)	$6,893		$(774)		$(23)		$(368)

Preferred share dividends	$(4,992)								$(4,992)

Earnings (loss) per share data:
Basic-continuing operations	$(0.27)								$(0.14)

Diluted-continuing operations	$(0.27)								$(0.14)

Weighted average shares:
Basic-continuing operations	37,386,755								37,386,755

Diluted-continuing operations	37,386,755								37,386,755

INNKEEPERS USA TRUST

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2002

(in thousands, except share and per share data)

	Historical		Pro Forma Adjustments						Pro Forma Innkeepers USA
	Innkeepers USA	Innkeepers Hospitality	TRS Transaction		Marriott Takeback		Discontinued Operations
	a	b					n
Revenue:
Hotel operating revenues:
Rooms		$90,990					$(2,476)		$88,514
Food and beverage		131							131
Telephone		1,807					(93)		1,714
Other		1,786					(191)		1,595
Percentage Lease revenue	$32,881		$(28,262	) c			(736	) o	3,883
Other	271		203	d					474

Total revenue	33,152	94,714	(28,059)				(3,496)		96,311

Expenses:
Hotel operating expenses:
Rooms		19,877					(543)		19,334
Food and beverage		146							146
Telephone		840					(37)		803
Other departmental		776					(27)		749
General and adminstrative		7,389					(281)		7,108
Franchise and marketing fees		5,950			$128	i	(185)		5,893
Amortization of deferred franchise conversion fees					537	j			537
Advertising and promotions		5,076					(132)		4,944
Utilities		4,025					(125)		3,900
Repairs and maintenance		4,535					(180)		4,355
Management fees		1,399	3,025	e	(1,276	) k			3,148
Amortization of deferred lease acquisition cost					263	l			263
Insurance		736					(15)		721
Corporate expenses:
Depreciation	18,906								18,906
Amortization of franchise costs	28								28
Ground rent	244								244
Interest expense	8,813				376	m			9,189
Amortization of loan origination fees	608								608
Property taxes and insurance	6,367								6,367
General and adminstrative (excluding amortization of unearned compensation)	2,046								2,046
Amortization of unearned compensation	673								673
Other charges	396								396
Lessee overhead		2,636	203	d
			62	f
			(2,901	) g					0
Percentage Lease		41,311	(28,262	) c
			(11,994	) h			(1,055	) o	0

Total expenses	38,081	94,696	(39,867)		28		(2,580)		90,358

Income (loss) before minority interest and income taxes	(4,929)	18	11,808		(28)		(916)		5,953
Minority interest, common	418								418
Minority interest, preferred	(2,136)								(2,136)
Income taxes				p					0

Income (loss) from continuing operations	$(6,647)	$18	$11,808		$(28)		$(916)		$4,235

Preferred share dividends	$(4,992)								$(4,992)

Earnings (loss) per share data:
Basic-continuing operations	$(0.33)								$(0.02)

Diluted-continuing operations	$(0.33)								$(0.02)

Weighted average shares:
Basic-continuing operations	34,754,154								34,754,154

Diluted-continuing operations	34,754,154								34,754,154

INNKEEPERS USA TRUST

NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

a.	Represents our historical results from continuing operations.

b.	Represents Innkeepers Hospitality’s historical results from continuing operations.

c.	Eliminate the Percentage Lease rent paid by Innkeepers Hospitality to us, except for the Percentage Lease rent for the West Hollywood, CA and Winston Salem, NC hotels (see Notes n and o).

d.	Reclassify interest income ($39,000 and $91,000 for the six months ended June 30, 2003 and 2002, respectively) and other income ($106,000 and $112,000 for the six months ended June 30, 2003 and 2002, respectively) of Innkeepers Hospitality (which was included in “Lessee overhead” in the historical statements of operations) to other revenue.

e.	Recognize (1) base management fees payable to the IH Manager (which are 3% of gross revenues of $85,451,000 and $91,954,000, or $2,564,000 and $2,759,000, for the six months ended June 30, 2003 and 2002, respectively); (2) accounting services fee payable to the IH Manager (which is $750 per hotel per month, or $270,000 and $266,000 for the six months ended June 30, 2003 and 2002, respectively); and (3) incentive management fees payable to the IH Manager (which are 50% of hotel available cash flow; for the pro forma periods there is no incentive management fee payable to the IH Manager). The following table summarizes the calculation of “hotel available cash flow” by first computing the pro forma TRS net loss and then making adjustments required by the management agreements with the IH Manager to arrive at “hotel available cash flow.”

(in thousands)	June 30, 2003	June 30, 2002
Innkeepers Hospitality’s net income (loss)	$(1,522)	$18
Pro forma adjustments:
Base management fee (Note e)	(2,564)	(2,759)
Accounting services fee (Note e)	(270)	(266)
Incentive management fee (Note e)	—	—
Dividend income (Note f)	(58)	(62)
Third party management fee income (Note q)	(126)	—
Gross lessee overhead (Note g)	2,364	2,901
Franchise fee adjustment (Note i)	(55)	(128)
Amortization of deferred franchise conversion fees (Note j)	(537)	(537)
Marriott base management fee (Note k)	449	686
Marriott incentive management fee (Note k)	—	590
Amortization of deferred lease acquisition cost (Note l)	(263)	(263)
Interest expense (Note m)	(368)	(376)
Discontinued operations (Note n)	(23)	(916)
Discontinued operations (note o)	—	736

Pro forma TRS net loss	$(2,973)	$(376)
Interest income (Note d)	(39)	(91)
Incentive management fee (Note e)	—	—
Amortization of deferred franchise conversion fees (Note j)	537	537
Amortization of deferred lease acquisition cost (Note l)	263	263
Interest expense (Note m)	368	376
Marriott 1.5% franchise fees (see note below)	(313)	(493)
Marriott Conversion Fee (see note below)	(425)	(425)

Pro Forma Hotel Available Cash Flow	$(2,582)	$(209)

Note: The Marriott 1.5% franchise fee adjustment is the additional franchise fee payable to Marriott each year for the first ten years of the new franchise agreements for the 17 affected hotels (1.5% of room revenues of $20,883,000 and $32,862,000, or $313,000 and $493,000, for the six months ended June 30, 2003 and 2002, respectively). See the introduction to the pro forma statements of operations for a description of the Marriott Conversion Fee.

f.	Eliminate dividend income of Innkeepers Hospitality, which was included in “Lessee overhead” in the historical statements of operations ($58,000 and $62,000 for the six months ended June 30, 2003 and 2002, respectively) that will not accrue to us.

g.	Eliminate the corporate overhead of Innkeepers Hospitality ($2,364,000 and $2,901,000 for the six months ended June 30, 2003 and 2002, respectively) that will become the responsibility of the IH Manager as a part of the TRS Transaction.

h.	Eliminate percentage lease expense that was recognized by Innkeepers Hospitality, but had not yet been recognized by us under SAB 101 ($7,547,000 and $11,994,000 for the six months ended June 30, 2003 and 2002, respectively). Please see our discussion of SAB 101 included in our quarterly reports on Form 10-Q.

i.	(1) Eliminate the historical system/franchise fees ($989,000 and $1,515,000 for the six months ended June 30, 2003 and 2002, respectively) paid under the terminated Marriott management agreements; and (2) recognize the franchise fees under the franchise agreements executed in connection with the Marriott Takeback Transaction (which, for financial reporting purposes, are 5% of room revenues of $20,883,000 and $32,862,000, or $1,044,000 and $1,643,000, for the six months ended June 30, 2003 and 2002, respectively). See Note j for the treatment of the additional 1½% franchise fee and the Conversion Fee due under the franchise agreements.

j.	Represents the amortization of the deferred franchise conversion fees asset over the initial term of the management agreements with the IH Manager using the straight-line method ($537,000 and $537,000 for the six months ended June 30, 2003 and 2002, respectively).

k.	Eliminate the base ($449,000 and $686,000 for the six months ended June 30, 2003 and 2002, respectively) and incentive ($0 and $590,000 for the six months ended June 30, 2003 and 2002, respectively) management fees paid to Marriott under the terminated Marriott management agreements.

l.	Represents the amortization of the deferred lease acquisition cost over the initial term of the management agreements with the IH Manager using the straight-line method ($263,000 and $263,000 for the six months ended June 30, 2003 and 2002, respectively).

m.	Represents imputed interest expense (at the rate of 7%) on the franchise conversion fee obligations liability ($368,000 and $376,000 for the six months ended June 30, 2003 and 2002, respectively).

n.	Eliminate the historical results of operations of the Summerfield Suites by Wyndham hotel located in West Hollywood, CA that was sold in July 2002 and the historical results of operations of the Residence Inn by Marriott hotel located in Winton Salem, NC that is “held for sale” (and currently under contract to be sold).

o.	Eliminate the Percentage Lease rent paid by Innkeepers Hospitality to us for the West Hollywood, CA hotel ($0 and $736,000 for the six months ended June 30, 2003 and 2002, respectively) and the Winston Salem, NC hotel ($327,000 and $319,000 for the six months ended June 30, 2003 and 2002, respectively). Percentage lease revenue related to the Winston Salem, NC hotel was included in discontinued operations in our historical financial statements, which is not presented in the accompanying pro forma statements.

p.	Innkeepers Hospitality has elected to be taxed as a Subchapter S corporation for federal income tax purposes and, generally, pays no corporate level tax on its net income. For the TRS, an income tax benefit has not been recorded since we cannot be assured of future taxable income to utilize the TRS’s estimated taxable loss.

q.	Eliminate third party management fee income ($126,000 and $0 for the six months ended June 30, 2003 and 2002, respectively) that will not accrue to us.

INNKEEPERS USA TRUST

PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2003

(Unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2003 is based in part on the historical Consolidated Balance Sheet of Innkeepers USA Trust (the “Company” or “we”). This unaudited pro forma consolidated balance sheet assumes the TRS Transaction and the Marriott Takeback Transaction occurred on June 30, 2003.

This unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with the unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2003 and 2002 included elsewhere in this Form 8-K, and the historical financial statements of Innkeepers USA Trust and the historical financial statements of Innkeepers Hospitality.

In management’s opinion, all material adjustments necessary to reflect the effects of the TRS Transaction and the Marriott Takeback Transaction have been made. The following unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what our actual financial position would have been assuming the TRS Transaction and the Marriott Takeback Transaction had been completed as of June 30, 2003, nor does it purport to represent our future financial position.

INNKEEPERS USA TRUST

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2003

(in thousands)

	Historical Innkeepers USA	Pro Forma Adjustments		Pro Forma Innkeepers USA
	a
ASSETS
Investment in hotel properties:
Land and improvements	$104,682			$104,682
Buildings and improvements	660,150			660,150
Furniture and equipment	106,764			106,764
Renovations in process	11,245			11,245
Hotels held for sale, net	2,000			2,000

	884,841			884,841
Accumulated depreciation	(197,758)			(197,758)

Net investment in hotel properties	687,083			687,083
Cash and cash equivalents	10,403	$(5,250)	b	5,153
Restricted cash and cash equivalents	9,711			9,711
Due from Lessees	9,529			9,529
Deferred expenses	3,308			3,308
Other assets	2,189			2,189
Deferred lease acquisition cost		5,250	b	5,250
Deferred franchise conversion fees		10,730	c	10,730

Total assets	$722,223	$10,730		$732,953

LIABILITIES AND SHAREHOLDERS’ EQUITY
Debt	$234,472			$234,472
Accounts payable and accrued expenses	8,758			8,758
Franchise conversion fee obligations		$10,730	c	10,730
Distributions payable	3,981			3,981
Deferred rent revenue	7,892	(7,547)	d	345
Minority interest in Partnership	52,023	226	e	52,249

Total liabilities	307,126	3,409		310,535

Shareholders’ equity:
Preferred shares	115,750			115,750
Common shares	377			377
Additional paid-in capital	394,566			394,566
Unearned compensation	(1,626)			(1,626)
Distributions in excess of earnings	(93,970)	7,321	f	(86,649)

Total shareholders’ equity	415,097	7,321		422,418

Total liabilities and shareholders’ equity	$722,223	$10,730		$732,953

INNKEEPERS USA TRUST

NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

(Unaudited)

a.	Represents our historical balance sheet.

b.	Represents the cash payment of $5,250,000 to Innkeepers Hospitality in connection with the TRS Transaction, which has been recognized in the accompanying pro forma balance sheet as “deferred lease acquisition cost.” We are not assuming any working capital (i.e., cash, hotel accounts receivable, trade payables, accrued expenses, etc.) from Innkeepers Hospitality; therefore, no working capital adjustments were made to the accompanying pro forma balance sheet.

c.	Represents the estimated net present value ($10.73 million) of the additional 1 1/2% franchise fee payable to Marriott for the first ten years of the new franchise agreements and the $850,000 conversion fee payable annually to Marriott for 10 years in connection with the Marriott Takeback Transaction, which has been recognized in the pro forma balance sheet as the asset “deferred franchise conversion fees” and the liability “franchise conversion fee obligations” (please see the introduction to the pro forma statements of operations for a description of this asset and liability).

d.	Represents the recognition of percentage lease revenue deferred in accordance with SAB 101 (please see our discussion of SAB 101 included in our quarterly reports on Form 10-Q). Upon purchase of the leases from Innkeepers Hospitality, any deferred rent related to the acquired leases will be recognized for financial reporting purposes.

e.	Represents the allocation of the percentage lease revenue adjustment in Note d above to the minority interests.

f.	Represents the percentage lease revenue adjustment in Note d above, net of the allocation to minority interests in note e above.